                                                                     Exhibit 5.4


                         CONSENT OF DORSEY & WHITNEY LLP



         We consent to the reference to our opinion contained under "Eligibility for Investment" in the Registration Statement on Form F-10 of Central Fund of Canada Limited.



Toronto, Canada                                     /s/ Dorsey & Whitney LLP
December 8, 2003                                       Dorsey & Whitney LLP